SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)
Filed by the Registrant [X]
Filed by a Party other than the [_] Registrant

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Materials under Rule 14a-12

BNY Mellon Absolute Insight Funds, Inc.
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
BNY Mellon Intermediate Municipal Bond Fund, Inc.
BNY Mellon Investment Funds I
BNY Mellon Investment Funds II, Inc.
BNY Mellon Investment Funds III
BNY Mellon Investment Funds IV, Inc.
BNY Mellon Municipal Funds, Inc.
BNY Mellon Stock Funds
BNY Mellon Strategic Funds, Inc.
(Name of each Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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THE BNY MELLON FAMILY OF FUNDS

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York  10286
1-800-373-9387
www.bny.com/investments
September 26, 2025
Dear Shareholder:
Your fund(s) and certain other funds in the BNY Mellon Family of Funds will hold special shareholder meetings on November 20, 2025 in a virtual meeting format only.  Shareholders of each of these funds will be asked to elect Board members of their funds.  All of the nominees are current Board members of some or all of these funds.  The election of additional Board members to your fund is being proposed primarily to consolidate the Boards of these funds.  Consolidating the Boards of the funds may provide certain administrative efficiencies for the funds.  The enclosed combined proxy statement describes the nominees' qualifications and each of their respective current roles overseeing funds in the BNY Mellon Family of Funds.  Please take the time to read the enclosed materials.
Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses.  If you own shares of more than one of these funds, the combined proxy statement also may save you the time of reading more than one document before you vote.  If you own shares of more than one of these funds on the record date for the meeting, please note that each fund has a separate proxy card.  You should vote one proxy card for each fund in which you own shares.
Remember, your vote is extremely important, no matter how large or small your fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card(s) and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting physically, but you may attend the meeting virtually and vote over the Internet during the meeting.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card(s).  These voting methods will save the funds money because they would not have to pay for return-mail postage.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the combined proxy statement before you vote.
Your vote is very important to us.  If you have any questions before you vote, please call the Funds' proxy solicitor, Equiniti Fund Solutions, at 1-800-581-5238.  Thank you for your response and for your continued investment with the BNY Mellon Family of Funds.
Sincerely, /s/ David DePetrillo
David DiPetrillo President The BNY Mellon Family of Funds

BNY Mellon Absolute Insight Funds, Inc.*
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
BNY Mellon Intermediate Municipal Bond Fund, Inc.
BNY Mellon Investment Funds I*
BNY Mellon Investment Funds II, Inc.*
BNY Mellon Investment Funds III*
BNY Mellon Investment Funds IV, Inc.*
BNY Mellon Municipal Funds, Inc.*
BNY Mellon Stock Funds*
BNY Mellon Strategic Funds, Inc.*

Notice of Special Meeting of Shareholders
To the Shareholders:
A Special Meeting of Shareholders (each, a "Meeting") of each fund in the BNY Mellon Family of Funds listed above (each, a "Fund") will be held over the Internet in a virtual meeting format only on Thursday, November 20, 2025 at the time set forth on Schedule 1 to the Funds' combined proxy statement.  The Meeting is being held for the following purpose:
To elect Board members to hold office until their successors are duly elected and qualified.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record at the close of business on September 19, 2025 will be entitled to receive notice of the Meeting and to vote on the proposal.
To participate in the Meeting virtually, you must request the Meeting credentials by emailing attendameeting@equiniti.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write the name of your Fund in the subject line.  The Meeting will begin promptly at the time set forth on Schedule 1 to the Funds' combined proxy statement, on Thursday, November 20, 2025.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting to attend the Meeting virtually.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@equiniti.com.  You may also forward proof of ownership from your intermediary to attendameeting@equiniti.com.  Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Tuesday, November 18, 2025.  You will receive a confirmation email from attendameeting@equiniti.com of your registration and control number that will allow you to vote at the Meeting.
If you have any questions after considering the enclosed materials, please call the Funds' proxy solicitor, Equiniti Fund Solutions, at 1-800-581-5238.
PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.
By Order of the Boards /s/ Sarah S. Kelleher
Sarah S. Kelleher President Secretary
New York, New York
September 26, 2025
________________________________________
*  The Fund is an investment company comprised of separate "series", each of which may be deemed a Fund, as applicable, in the combined proxy statement.  For a list of the series, see Schedule 1 to the Funds' combined proxy statement.

WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE AFFECTED FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.
BNY MELLON CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.
BNY MELLON INTERMEDIATE MUNICIPAL BOND FUND, INC.
BNY MELLON INVESTMENT FUNDS I
BNY MELLON INVESTMENT FUNDS II, INC.
BNY MELLON INVESTMENT FUNDS III
BNY MELLON INVESTMENT FUNDS IV, INC.
BNY MELLON MUNICIPAL FUNDS, INC.
BNY MELLON STOCK FUNDS
BNY MELLON STRATEGIC FUNDS, INC.
COMBINED PROXY STATEMENT
Special Meeting of Shareholders to be held on Thursday, November 20, 2025
This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors/Trustees (the "Board") of each of BNY Mellon Absolute Insight Funds, Inc. ("BNYMAIF"), BNY Mellon California AMT-Free Municipal Bond Fund, Inc. ("BNYMCAFMBF"), BNY Mellon Intermediate Municipal Bond Fund, Inc. ("BNYMIMBF"), BNY Mellon Investment Funds I ("BNYMIFI"), BNY Mellon Investment Funds II, Inc. ("BNYMIFII"), BNY Mellon Investment Funds III ("BNYMIFIII"), BNY Mellon Investment Funds IV, Inc. ("BNYMIFIV"), BNY Mellon Municipal Funds, Inc. ("BNYMMF"), BNY Mellon Stock Funds ("BNYMSF") and BNY Mellon Strategic Funds, Inc. ("BNYMSFI") (each, a "Fund" and, collectively, the "Funds") to be used at a Special Meeting of Shareholders (each, a "Meeting") of each Fund to be held on Thursday, November 20, 2025 at the time set forth on Schedule 1 to this combined proxy statement, over the Internet in a virtual meeting format only, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.
Shareholders of record at the close of business on September 19, 2025 (the "Record Date") are entitled to receive notice of the Meeting and to vote on the proposal with respect to their Fund(s).  Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held as of the Record Date.  Shareholders can vote only on matters affecting the Fund(s) in which they hold shares.  Shareholders of each Fund will vote as a single class (which includes all series and classes of shares of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members.  If the proposal is approved by shareholders of one Fund and not approved by shareholders of another Fund, the proposal will be implemented only for the Fund that approved the proposal.  Therefore, it is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or over the Internet.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is properly executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.
Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this combined proxy statement.
It is estimated that proxy materials will be mailed to shareholders of record on or about October 3, 2025.  To reduce expenses, only one copy of this combined proxy statement will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below.  The relevant Fund will begin sending you individual copies promptly after receiving your request.
The principal executive office of each Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286.  Copies of each Fund's most recent Annual Report to Shareholders and, if applicable, Semi-Annual Report to Shareholders, are available upon request, without charge, by visiting www.bny.com/investments, writing to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434, calling your financial adviser or calling toll-free 1-800-373-9387.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

The Letter to Shareholders, Notice of Special Meeting of Shareholders, Combined Proxy Statement and Form of Proxy Card, and any additional proxy soliciting materials are available at www.bny.com/proxy.

PROPOSAL:  ELECTION OF BOARD MEMBERS
The Nominees.  It is proposed that shareholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated.  The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds ("Independent Board Members").  The Nominees currently serve as Board members of some or all of the Funds.  Some Board members of certain Funds (Joseph S. DiMartino with respect to each Fund) were previously elected by shareholders and need not be re-elected to the Board of those Funds ("Continuing Board Members" of such Funds).  The election of additional Board members to the Boards of the Funds is being proposed primarily to consolidate the Boards of the Funds.  Consolidating the Boards of the Funds may provide certain administrative efficiencies for the Funds.  Each Nominee has consented to being named in this combined proxy statement and has agreed to serve as a Board member of the indicated Funds if elected.  All of the Nominees and Continuing Board Members are Independent Board Members.
With respect to BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMMF, BNYMSF and BNYMSFI, the Nominees for election as Board members of these Funds are:  Francine J. Bovich, Andrew J. Donohue, Joan L. Gulley, Alan H. Howard, Bradley J. Skapyak, Roslyn M. Watson and Benaree Pratt Wiley.  Mses. Gulley and Wiley and Mr. Howard currently are Board members of these Funds, but have not been previously elected by shareholders of the Funds.
With respect to BNYMIFI, BNYMIFII, BNYMIFIII and BNYMIFIV, the Nominees for election as Board members of these Funds are:  Andrew J. Donohue, Joan L. Gulley, Alan H. Howard, Robin A. Melvin, Bradley J. Skapyak and Burton N. Wallack.  Messrs. Donohue and Skapyak currently are Board members of these Funds, but have not been previously elected by shareholders of the Funds.
The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office.  Each Nominee elected will serve as an Independent Board Member of the consolidated Boards of the Funds commencing, subject to the discretion of the Board, on or about January 1, 2026, and until his or her successor is duly elected and qualified.  It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the Boards reserve the right to substitute another person or persons of their choice as nominee or nominees.
Board's Oversight Role in Management.  Each Board's role in management of the respective Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily BNY Mellon Investment Adviser, Inc., each Fund's investment adviser (the "Investment Adviser" or "BNYIA"), and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel.  Each Board's audit committee (which consists of all of the Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  Each Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending.  As warranted, each Board also receives informational reports from counsel to each Fund and each Board's independent legal counsel regarding regulatory compliance and governance matters.  Each Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Investment Adviser and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to a Fund, and the Boards' risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of each Fund's Board members be Independent Board Members and as such are not affiliated with the Investment Adviser.  To rely on certain exemptive rules under the 1940 Act, a majority of each Fund's Board members must be Independent Board Members, and for certain important matters, such as the approval of each Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, all of each Fund's Board members, including the Chairman of the Board, are Independent Board Members.  Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to:  (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) each Board's oversight role in management of each Fund.

Information About Each Nominee's and Continuing Board Member's Experience, Qualifications, Attributes or Skills.  Nominees for Board member of each Fund, together with information as to their positions with a Fund, principal occupations and other board memberships for the past five years, are shown below.  The address of each Nominee is 240 Greenwich Street, New York, New York 10286.  Specific information about the Continuing Board Members of each Fund, information on each Nominee's and Continuing Board Member's ownership of Fund shares, and other relevant information is set forth in Exhibit A to this combined proxy statement.
Nominees for all Funds
Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Andrew J. Donohue (1950) Board Member BNYMIFI (2019) BNYMIFII (2019) BNYMIFIII (2019) BNYMIFIV (2019)	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A
Joan L. Gulley (1947) Board Member BNYMAIF (2017) BNYMCAFMBF (2017) BNYMIMBF (2017) BNYMMF (2017) BNYMSF (2017) BNYMSFI (2017)
Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)
Orchid Island Club, golf and beach club, Governor (2016 – February 2025) and President (February 2023 – February 2025)
N/A

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Alan H. Howard (1959) Board Member BNYMAIF (2018) BNYMCAFMBF (2018) BNYMIMBF (2018) BNYMMF (2018) BNYMSF (2018) BNYMSFI (2018)
Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)
Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – December 2019), including Chief Executive Officer of Dynatech International LLC (2013 – May 2019)
Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)
Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)
Siddhi Acquisition Corp, a public company that focuses on effecting merger, amalgamation, acquisition, share purchase, reorganization or similar business combination with businesses, Director (August 2024 – Present)

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Bradley J. Skapyak (1958) Board Member BNYMIFI (2021) BNYMIFII (2021) BNYMIFIII (2021) BNYMIFIV (2021)
Chief Operating Officer and Director of The Dreyfus Corporation (2009 – 2019)
Chief Executive Officer and Director of MBSC Securities Corporation (2016 – 2019)
Chairman and Director of Dreyfus Transfer, Inc.
(2011 – 2019)
Senior Vice President of
The Bank of New York Mellon (2007 – 2019)
N/A

Additional Nominee for BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMMF, BNYMSF and BNYMSFI

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Francine J. Bovich (1951) Board Member BNYMIFI (2011) BNYMIFII (2013) BNYMIFIII (2012) BNYMIFIV (2012)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2025)
Roslyn M. Watson (1949) Board Member BNYMIFI (2008) BNYMIFII (2013) BNYMIFIII (1992) BNYMIFIV (1993)	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A
Benaree Pratt Wiley (1946) Board Member BNYMAIF (2016) BNYMCAFMBF (2016) BNYMIMBF (2016) BNYMMF (2016) BNYMSF (2016) BNYMSFI (2016) BNYMIFI (2008) BNYMIFII (2013) BNYMIFIII (1998) BNYMIFIV (1998)	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross-Blue Shield of Massachusetts, Director (2004 – December 2020)

Additional Nominee for
BNYMIFI, BNYMIFII, BNYMIFIII
and BNYMIFIV
Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Robin A. Melvin (1963) Board Member BNYMAIF (2018) BNYMCAFMBF (2006) BNYMIMBF (1995) BNYMMF (2006) BNYMSF (2003) BNYMSFI (1995)
Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)
Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)
JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)
HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Burton N. Wallack (1950) Board Member BNYMAIF (2015) BNYMCAFMBF (1991) BNYMIMBF (2006) BNYMMF (1991) BNYMSF (2006) BNYMSFI (2006)	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)

Each Nominee and Continuing Board Member, with the exception of Mses. Bovich and Gulley and Messrs. Donohue, Howard and Skapyak, has been a BNY Mellon Family of Funds Board member for over twenty years.  Ms. Bovich has been in the asset management business for 40 years.  Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014.  Mr. Donohue has over 40 years of experience in the investment funds industry.  Mr. Howard has over 30 years of experience in investment banking, including experience advising asset managers.  Mr. Skapyak has over 30 years of experience in the investment funds industry.  Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Board members (this information for the Continuing Board Member for each Fund is set forth on Exhibit A).  Each Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness.  However, each Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a Board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for each Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Independent Board Member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund Board members.  Each Board and its committees have the ability to engage other experts as appropriate.  Each of BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMMF, BNYMSF and BNYMSFI also has an "advisory board" as such term is defined in Section 2(a)(1) of the 1940 Act, which currently has one member.  Each Board evaluates its performance on an annual basis.
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025.  She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles.  Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015.  Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019.  Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds.  He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization.  Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.
Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (PNC) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (EVP) and Chief Human Resources Officer (CHRO) of PNC from 2008 until 2014.  In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets.  Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity.  Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C.  Ms. Gulley served as a Governor and President of the Orchid Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.
Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments.  Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation and human capital committee and a member of the board's audit committee.  Since April 2022, Mr. Howard is also a member of the Board of Directors of New England Expert Technologies Corp. (formerly, Valley Precision Parts Corporation), a privately held manufacturer of complex, close tolerance and precision-machined parts and assemblies for a variety of industries and applications.  Since February 2025, he has served as a Senior Advisor to LSH Partners Securities LLC, an independent boutique investment bank providing a variety of advisory services including M&A, restructuring, capital markets and corporate finance across a broad range of industries.  Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021.  He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021.  Mr. Howard also served as the President of Dynatech/MPX Holdings LLC (D/M Holdings), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019.  Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC).  From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers.  Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (CSFB), an international provider of financial services.  He had been with CSFB and its predecessor companies since 1985.  As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.
Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.  Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022.  She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.
Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry.  From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Mellon Family of Funds.  From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of The Dreyfus Corporation, where he was primarily responsible for the relationship between The Dreyfus Corporation and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of The Dreyfus Corporation in connection with its role as administrator to the BNY Mellon Family of Funds.  Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of MBSC Securities Corporation; from May 2011 through May 2019, as Chairman and Director of Dreyfus Transfer, Inc.; and from April 2007 through May 2019, as Senior Vice President of The Bank of New York Mellon.
Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.  He also serves as a Board member for Mount Sinai Hospital Urology.
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ).  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts.  Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.
Fund Board Committees.  Each Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Board Members, except that Joseph S. DiMartino does not serve on the compensation committees.
The function of the audit committee of each Fund is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm.  A copy of each Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and responsibilities, is available at www.bny.com/investments/proxy in the "BNY Audit Committee Charter" section.  Each Fund's audit committee has determined that at least one Board member qualifies as an audit committee financial expert under the securities laws and Alan H. Howard has been designated as the audit committee financial expert for each of BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMMF, BNYMSF and BNYMSFI and Bradley J. Skapyak has been designated as the audit committee financial expert for each of BNYMIFI, BNYMIFII, BNYMIFIII and BNYMIFIV.
Each Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in each Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character and integrity, and business and professional experience.  The nominating committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o BNY Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.  The Nominating Committee Charter is not available on the Funds' or the Investment Adviser's website, but is attached as Exhibit B to this combined proxy statement.
The function of the compensation committee is to establish the appropriate compensation for serving on the Board.
The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.
Compensation.  Each Nominee currently serves as a Board member of multiple funds in the BNY Mellon Family of Funds.  Annual retainer fees and meeting attendance fees are allocated among each Fund on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation.  Each Fund reimburses Board members for travel and out-of-pocket expenses in connection with attending Board or committee meetings.  The Funds do not have a bonus, pension, profit-sharing or retirement plan.
The aggregate amount of compensation paid to each Nominee by each Fund for its most recent fiscal year and the aggregate amount of compensation paid to each such Nominee by all funds in the BNY Mellon Family of Funds for which the Nominee was a Board member during 2024, was as follows:
Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
Francine J. Bovich
BNYMIFI
(9/30 fiscal year end)	$38,269
BNYMIFI
(12/31 fiscal year end)	$44,224
BNYMIFII	$10,527
BNYMIFIII
(5/31 fiscal year end)	$14,990
BNYMIFIII
(10/31 fiscal year end)	$6,614
BNYMIFIII
(12/31 fiscal year end)	$9,785
BNYMIFIV
(8/31 fiscal year end)	$13,451
BNYMIFIV
(10/31 fiscal year end)	$38,309
		$699,700 (53)

Andrew J. Donohue
BNYMIFI
(9/30 fiscal year end)	$38,269
BNYMIFI
(12/31 fiscal year end)	$44,226
BNYMIFII	$10,525
BNYMIFIII
(5/31 fiscal year end)	$15,504
BNYMIFIII

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
(10/31 fiscal year end)	$6,614
BNYMIFIII
(12/31 fiscal year end)	$9,786
BNYMIFIV
(8/31 fiscal year end)	$13,451
BNYMIFIV
(10/31 fiscal year end)	$38,316
		$473,700 (43)

Joan L. Gulley
BNYMAIF	$16,892
BNYMCAFMBF	$5,593
BNYMIMBF	$3,911
BNYMMF	$20,090
BNYMSF	$1,546
BNYMSFI
(11/30 fiscal year end)	$79,856
BNYMSFI
(12/31 fiscal year end)	$5,128
		$404,700 (46)

Alan H. Howard
BNYMAIF	$16,724
BNYMCAFMBF	$6,595
BNYMIMBF	$4,588
BNYMMF	$19,650
BNYMSF	$1,519
BNYMSFI
(11/30 fiscal year end)	$79,366
BNYMSFI
(12/31 fiscal year end)	$5,097
		$170,700 (17)

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
Robin A. Melvin
BNYMAIF	$16,892
BNYMCAFMBF	$6,681
BNYMIMBF	$4,693
BNYMMF	$20,090
BNYMSF	$1,546
BNYMSFI
(11/30 fiscal year end)	$79,447
BNYMSFI
(12/31 fiscal year end)	$5,103
		$675,700 (68)

Bradley J. Skapyak
BNYMIFI
(9/30 fiscal year end)	$38,269
BNYMIFI
(12/31 fiscal year end)	$44,864
BNYMIFII	$10,681
BNYMIFIII
(5/31 fiscal year end)	$15,504
BNYMIFIII
(10/31 fiscal year end)	$6,700
BNYMIFIII
(12/31 fiscal year end)	$9,931
BNYMIFIV
(8/31 fiscal year end)	$13,451
BNYMIFIV
(10/31 fiscal year end)	$38,907
		$204,700 (21)

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
Burton N. Wallack
BNYMAIF	$16,724
BNYMCAFMBF	$6,595
BNYMIMBF	$4,588
BNYMMF	$19,650
BNYMSF	$1,519
BNYMSFI
(11/30 fiscal year end)	$79,366
BNYMSFI
(12/31 fiscal year end)	$5,097
		$170,700 (17)

Roslyn M. Watson
BNYMIFI
(9/30 fiscal year end)	$38,269
BNYMIFI
(12/31 fiscal year end)	$44,226
BNYMIFII	$10,525
BNYMIFIII
(5/31 fiscal year end)	$15,504
BNYMIFIII
(10/31 fiscal year end)	$6,614
BNYMIFIII
(12/31 fiscal year end)	$9,786
BNYMIFIV
(8/31 fiscal year end)	$13,451
BNYMIFIV
(10/31 fiscal year end)	$38,316
		$470,200 (43)

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
Benaree Pratt Wiley
BNYMAIF	$16,724
BNYMCAFMBF	$6,595
BNYMIMBF	$4,588
BNYMMF	$19,650
BNYMSF	$1,519
BNYMSFI
(11/30 fiscal year end)	$78,040
BNYMSFI
(12/31 fiscal year end)	$5,016
BNYMIFI
(9/30 fiscal year end)	$38,269
BNYMIFI
(12/31 fiscal year end)	$44,225
BNYMIFII	$10,527
BNYMIFIII
(5/31 fiscal year end)	$15,504
BNYMIFIII
(10/31 fiscal year end)	$6,614
BNYMIFIII
(12/31 fiscal year end)	$9,786
BNYMIFIV
(8/31 fiscal year end)	$13,451
BNYMIFIV
(10/31 fiscal year end)	$38,315
		$641,700 (57)
_________________________
*  Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2024, for the Funds ranged from $6 to $6,666 ($29,945 for all Funds).

**  Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee served as a Board member in 2024.
For each Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Board Member for each Fund and the aggregate amount of compensation paid by all funds in the BNY Mellon Family of Funds for which such person was a Board member in 2024 are set forth on Exhibit A.  Certain other information concerning each Fund's Board members and officers also is set forth on Exhibit A.
Required Vote
Provided a quorum is present, the election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Funds’ meeting for the election of Board members.
ADDITIONAL INFORMATION
Selection of Independent Registered Public Accounting Firm
The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Board Members.  The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors.  Each audit committee of BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMMF, BNYMSF and BNYMSFI approved and each such Fund's Board, including a majority of the Independent Board Members, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the respective Fund's fiscal year ended in 2025 or 2026, as applicable, at a meeting held on the date set forth for each such Fund on Schedule 3 to this combined proxy statement.  EY, a major international accounting firm, has acted as independent auditors of each such Fund since the Fund's organization.  Each audit committee of BNYMIFI, BNYMIFII, BNYMIFIII and BNYMIFIV approved and each such Fund's Board, including a majority of the Independent Board Members, ratified and approved the selection of KPMG LLP ("KPMG") as the independent auditors for the respective Fund's fiscal year ended in 2025 or 2026, as applicable, at a meeting held on the date set forth for each such Fund on Schedule 3 to this combined proxy statement.  KPMG, a major international accounting firm, has acted as independent auditors of each such Fund since the Fund's organization.

Independent Registered Public Accounting Firm Fees and Services
The following chart reflects fees billed by EY or KPMG, as applicable, in each Fund's last two fiscal years.  For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY or KPMG, as applicable, to the Fund and Service Affiliates.  All services provided by EY and KPMG were pre-approved with respect to the relevant Fund as required.
Fund/ (Fiscal Year End)[1]	Audit Fees	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees	Fees Paid by Service Affiliates	Aggregate Non-Audit Fees Paid by Fund and Service Affiliates
BNYMAIF	$43,859/$44,736	$24,727/$16,619	$3,342/$3,342	$2,681/$2,823	$8,158/$8,503	$1,706,473/$1,802,968
BNYMCAFMBF	$36,928/$37,666	$13,306/$13,093	$3,342/$3,342	$2,231/$2,544	$8,158/$8,503	$1,767,321/$1,744,889
BNYMIMBF	$36,928/$37,666	$13,303/$13,094	$3,342/$3,342	$2,277/$2,586	$8,158/$8,503	$1,767,321/$1,744,889
BNYMMF	$73,856/$75,332	$50,761/$40,312	$16,712/$10,027	$3,162/$8,819	$16,315/$25,508	$1,606,446/$1,639,482
BNYMSF	$49,419/$50,407	$10,086/$10,960	$4,763/$4,763	$820/$914	$6,737/$7,082	$1,797,238/$1,591,639
BNYMSFI[4] (11/30 fiscal year end)	$171,360/$100,814	$36,898/$21,892	$19,051/$9,526	$874/$960	$26,949/$14,878	$1,886,566/$1,486,377
BNYMSFI (12/31 fiscal year end)	$36,261/$36,986	$7,319/$7,332	$4,763/$4,763	$4,390/$4,938	$6,737/$7,439	$1,865,667/$1,429,804
BNYMIFI[5] (9/30 fiscal year end)	$133,400/$136,400	$23,100/$23,900	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266

BNYMIFI (12/31 fiscal year end)	$54,400/$55,600	$5,700/$6,100	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266
BNYMIFII	$68,800/$70,400	$11,400/$11,800	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266
BNYMIFIII (5/31 fiscal year end)	$34,920/$35,700	$4,900/$5,000	$0/$0	$0/$0	$0/$0	$3,945,912/$4,074,591
BNYMIFIII (10/31 fiscal year end)	$84,500/$86,400	$11,500/$11,900	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266
BNYMIFIII (12/31 fiscal year end)	$65,100/$66,500	$5,100/$5,300	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266
BNYMIFIV (8/31 fiscal year end)	$60,500/$61,800	$5,800/$6,000	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266
BNYMIFIV[6] (10/31 fiscal year end)	$113,100/$115,600	$16,600/$17,200	$0/$0	$0/$0	$0/$0	$4,074,591/$5,102,266

__________________________

[1]	For the respective fiscal years ended in 2023/2024 or 2024/2025, as applicable.
[2]
Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Board or other regulatory or standard-setting bodies.

[3]
Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

[4]	The figures for 2023 include the amounts billed to BNYMSFI for BNY Mellon Select Managers Small Cap Value Fund and BNY Mellon U.S. Equity Fund, two series of BNYMSFI which were liquidated on July 26, 2024 and May 17, 2024, respectively.
[5]	The figures for 2023/2024 include the amounts billed to BNYMIFI for BNY Mellon Small Cap Growth Fund, a series of BNYMIFI which was liquidated on September 19, 2025.
[6]	The figures for 2023/2024 include the amounts billed to BNYMIFIV for BNY Mellon Tax Managed Growth Fund, a series of BNYMIFIV which was merged with another fund on March 28, 2025.

Audit Committee Pre-Approval Policies and Procedures.  Each Fund's audit committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's and KPMG's respective engagement for audit and non-audit services to the applicable Fund and non-audit services to Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining EY's and KPMG's respective independence.  Pre-approvals pursuant to the Policy are considered annually.  In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.
Auditor Independence.  Each Fund's audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's and KPMG's respective independence.

A representative of EY and KPMG will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
Service Providers
BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as each Fund's investment adviser.  A discussion regarding the basis for the Board approving the fund's management or investment advisory agreement with BNYIA is available in the applicable Fund's Form N-CSR for the fiscal period ended during the date of such approval.  BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.
BNY Mellon Securities Corporation, a wholly-owned subsidiary of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of each Fund's shares.
The Bank of New York Mellon ("BNY Mellon"), an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as custodian for the assets of each Fund.
BNY Mellon Transfer, Inc., an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Transfer Agent, Dividend-Paying Agent and Registrar for each Fund.
Voting Information
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•
At the Meeting.  You will not be able to attend the Meeting physically, but you may attend the Meeting virtually.  Any shareholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

For each Fund, the shareholders of all series and classes of shares of the Fund will vote together as a single class to elect Nominees and the voting power of the shares of each series and class of shares will be counted together in determining the results of the voting.  Total voting power of a Fund taken as a whole is determined by the number of shares outstanding (including fractional shares) of the Fund as of the Record Date.
Shares represented by properly executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" the election of the Nominees.
If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote.  However, because the Funds understand that a broker or nominee may exercise discretionary voting power with respect to the proposal to elect Board members, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Funds do not anticipate that there will be any "broker non-votes" at the Meeting.
If you hold shares of a Fund through a broker-dealer or other intermediary that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares.  At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal to elect Board members.  Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers.  In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.  Because of this practice, a small number of shareholders could determine how a Fund's shares are voted, if other shareholders fail to vote.

With respect to BNY-sponsored retirement accounts (each, a "BNY Retirement Account"), the relevant Retirement Custodial Account Agreement governing the BNY Retirement Account requires BNY, as the custodian of the BNY Retirement Account, to vote Fund shares held in such BNY Retirement Account in accordance with the BNY Retirement Account shareholder's instructions.  However, if no voting instructions are received, BNY may vote Fund shares held in the BNY Retirement Account in the same proportions as the Fund shares for which voting instructions are received from other BNY Retirement Account shareholders.  Therefore, if a BNY Retirement Account shareholder does not provide voting instructions prior to the Meeting, BNY will vote the BNY Retirement Account shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Retirement Account shareholders.
With respect to Fund shares for which BNYIA or its affiliates have voting authority, such shares will be voted in accordance with such firms' proxy voting policies and procedures.
The cost of preparing, printing and mailing this combined proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card(s), as well as related reporting and tabulation costs, legal and accounting expenses, and the costs associated with the proxy solicitation, which is estimated to total approximately $858,196, will be borne by the Funds.  These costs are estimated to range from $5,201 to $146,829 for the Funds and are set forth for each Fund on Schedule 4.  Solicitation may be made by officers or employees of BNYIA, or by dealers and their representatives.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Funds or BNYIA may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Funds will retain Equiniti Fund Solutions (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.  The cost of the Proxy Solicitor is estimated to be approximately $50,078, which amount is included in the estimated total expenses listed above.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Funds' combined proxy statement and proxy card(s).  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.
With respect to BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMIFII, BNYMIFIV, BNYMMF and BNYMSFI, 33-1/3% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.  With respect to BNYMIFI, BNYMIFIII and BNYMSF, 30% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.  Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting virtually or by proxy.
OTHER MATTERS
Each Fund's Board is not aware of any other matter which may come before the Meeting.  However, should any such matter with respect to one or more Funds properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matter.
None of the Funds hold annual meetings of shareholders.  Any shareholder proposal for inclusion in a proxy statement for a Fund's next shareholder meeting subsequent to this Meeting, if any, must be received by the Fund's Secretary at the offices of the Fund, 240 Greenwich Street, New York, New York 10286, in a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in a Fund's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  The fact that a Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.
Shareholders who wish to communicate with Board members should send communications to the attention of the Secretary of the Fund, c/o BNY Legal Department, 240 Greenwich Street, New York, New York 10286, and communications will be directed to the Board member or Board members indicated in the communication or, if no Board member or Board members are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Funds, in care of BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the combined proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD(S) IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.
Dated:  September 26, 2025

SCHEDULE 1
The following is a list of times at which each Fund's meeting will be held.
Name of Fund/Series	Time of Shareholder Meeting

BNY Mellon Absolute Insight Funds, Inc.	9:30 a.m.
-BNY Mellon Core Plus Fund (BNYMCPF)

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.	9:30 a.m.

BNY Mellon Intermediate Municipal Bond Fund, Inc.	9:30 a.m.

BNY Mellon Investment Funds I	10:30 a.m.
-BNY Mellon Global Fixed Income Fund (BNYMGFIF)
-BNY Mellon International Equity Fund (BNYMIEF)
-BNY Mellon Small Cap Value Fund (BNYMSCVF)
-BNY Mellon Small/Mid Cap Growth Fund (BNYMSMCGF)

BNY Mellon Investment Funds II, Inc.	10:30 a.m.
-BNY Mellon Global Emerging Markets Fund (BNYMGEMF)
-BNY Mellon Yield Enhancement Strategy Fund (BNYMYESF)

BNY Mellon Investment Funds III	10:30 a.m.
-BNY Mellon Equity Income Fund (BNYMEIF)
-BNY Mellon Global Equity Income Fund (BNYMGEIF)
-BNY Mellon High Yield Fund (BNYMHYF)
-BNY Mellon International Bond Fund (BNYMIBF)

BNY Mellon Investment Funds IV, Inc.	10:30 a.m.

-BNY Mellon Bond Market Index Fund (BNYMBMIF)
-BNY Mellon Floating Rate Income Fund (BNYMFRIF)
-BNY Mellon Institutional S&P 500 Stock Index Fund (BNYMISPSIF)

BNY Mellon Municipal Funds, Inc.	9:30 a.m.
-BNY Mellon AMT-Free Municipal Bond Fund (BNYMAFMBF)
-BNY Mellon High Yield Municipal Bond Fund (BNYMHYMBF)

BNY Mellon Stock Funds	9:30 a.m.
-BNY Mellon International Core Equity Fund (BNYMICEF)

BNY Mellon Strategic Funds, Inc.	9:30 a.m.
-BNY Mellon Active MidCap Fund (BNYMAMCF)
-BNY Mellon Global Stock Fund (BNYMGSF)
-BNY Mellon International Stock Fund (BNYMISF)

SCHEDULE 2
PERTAINING TO SHARE OWNERSHIP
Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of August 22, 2025.
Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held

BNY Mellon Absolute Insight Funds, Inc.
BNY Mellon Core Plus Fund (BNYMCPF)
BNYMCPF – Class A 54,620,341.224	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	7,860,363.988	14.3909%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	3,555,728.128	6.5099%
	Morgan Stanley Smith Barney LLC	3,038,527.676	5.5630%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	2,954,067.086	5.4084%

BNYMCPF – Class C 2,338,907.982	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	690,069.411	29.5039%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	666,289.425	28.4872%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	468,072.434	20.0124%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Raymond James Omnibus For Mutual Funds House Acct Firm 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	188,828.339	8.0734%

BNYMCPF – Class I 205,498,180.560	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	52,738,536.007	25.6637%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	47,485,988.840	23.1077%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	27,549,413.676	13.4062%
	UBS WM USA Spec Custody A/C	16,960,537.271	8.2534%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,945,381.681	7.7594%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	12,549,143.876	6.1067%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	12,110,488.684	5.8932%

BNYMCPF – Class Y 4,183,816.698	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	2,031,890.309	48.5655%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	DCGT As Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High Street Des Moines, IA 50392	1,488,212.324	35.5707%
	Mac & Co A/C Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	212,829.942	5.0870%

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
Class A 4,727,991.946	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	563,680.548	11.9222%
	Wells Fargo Clearing Services	463,540.055	9.8042%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	2801 Market Street Saint Louis, MO 63103-2523
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	328,867.483	6.9558%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	291,883.904	6.1735%

Class C 133,065.398	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	64,942.404	48.8049%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	33,621.265	25.2667%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds	15,440.989	11.6041

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995
	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105-1905	9,683.079	7.2769%

Class I 3,577,764.049	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	875,246.721	24.4635%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	838,265.076	23.4299%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	536,750.260	15.0024%
	Pershing LLC P.O. Box 2052 Jersey City, NJ	396,853.348	11.0922%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	07303-2052
	UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	354,003.415	9.8945%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	319,230.835	8.9226%

Class Y 743.966	BNY Mellon Corporation MBC Investments Corporation 103 Bellevue Pkwy Wilmington, DE 19809	743.966	100%

Class Z 31,175,195.927	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	3,700,123.753	11.8688%

BNY Mellon Intermediate Municipal Bond Fund, Inc.

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
28,722,802.213	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,952,736.894	6.7986%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	1,881,120.007	6.5492%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,612,779.461	5.6150%

BNY Mellon Investment Funds I
BNY Mellon Global Fixed Income Fund (BNYMGFIF)
BNYMGFIF – Class A 7,739,677.938	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,814,656.379	36.3666%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	2,192,596.634	28.3293%
	Empower Trust FBO Employee Benefit Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	853,088.220	11.0223%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	470,516.655	6.0793%

BNYMGFIF – Class C 388,849.396	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	148,072.113	38.0796%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	79,675.091	20.4900%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	35,193.796	9.0508%
American Enterprise Investment Services FBO 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	28,722.115	7.3864%
Raymond James Omnibus For Mutual Funds House Acct Firm 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	26,479.252	6.8096%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,867.023	6.1379%

BNYMGFIF – Class I 153,626,518.884	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	23,868,206.724	15.5365%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	23,716,393.745	15.4377%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	23,448,225.769	15.2631%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	20,357,544.910	13.2513%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	11,915,382.912	7.7561%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11,699,483.171	7.6155%
	UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	11,276,587.141	7.3403%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	10,171,270.032	6.6208%
BNYMGFIF – Class Y 8,708,020.833	MAC & Co Attn: Mutual Fund Operations 500 Grant Street Room 151-1010	2,021,907.319	23.2189%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Pittsburgh, PA 15258
	SEI Private Trust Company C/O Principal Financial 1 Freedom Valley Drive Oaks, PA 19456	1,769,049.362	20.3152%
	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	1,228,932.440	14.1126%
	Empower Financial Services Inc 8515 E Orchard Road Greenwood Village, CO 80111	1,030,436.886	11.8332%
	NONAB & Co C/O Citizens & Northern Bank 90-92 Main Street Wellsboro, PA 16901	468,540.505	5.3806%
BNY Mellon International Equity Fund (BNYMIEF)
BNYMIEF – Class A	Morgan Stanley Smith Barney LLC	336,420.359	73.6648%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
456,690.827	For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901

BNYMIEF – Class C 30,962.567	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	25,549.012	82.5158%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis, MN 55401-1931	3,116.282	10.0647%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,716.983	5.5454%

BNYMIEF – Class I	Morgan Stanley Smith Barney LLC	2,423,508.889	47.5344%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
5,098,436.246	For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,894,433.366	37.1571%

BNYMIEF – Class Y 6,365,237.240	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	3,254,413.165	51.1279%
	MAC & Co C/O The Bank Of New York Mellon 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	3,109,811.310	48.8562%

BNY Mellon Small Cap Value Fund (BNYMSCVF)
BNYMSCVF – Class A 912,164.590	National Financial Services LLC For Exclusive Benefit Of	92,227.601	10.1109%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	92,227.601	10.1109%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	91,588.014	10.0407%
Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	68,761.143	7.5382%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	65,743.676	7.2074%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	52,570.730	5.7633%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	47,556.336	5.2136%
BNYMSCVF – Class C 29,043.342	Matrix Trust Company As Agent For Datapath Financial Services 717 17th Street Suite 1300 Denver, CO 80202	26,971.768	92.8673%

BNYMSCVF – Class I 1,429,053.037	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	328,479.241	22.9858%
	University Health Inc. 111 Colchester Ave	257,091.881	17.9904%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Burlington, VT 05401-1473
Saxon & Co P.O. Box 94597 Cleveland, OH 44101-4597	174,859.623	12.2360%
SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	155,945.299	10.9125%
Empower Trust FBO FBO Certain Retirement Plans 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	138,558.198	9.6958%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	82,064.677	5.7426%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington	71,676.027	5.0156%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Blvd Jersey City, NJ 07310-1995

BNYMSCVF – Class Y 431,434.962	Empower Trust FBO White & Case Savings & Investment 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	431,246.385	99.9563%

BNY Mellon Small/Mid Cap Growth Fund (BNYMSMCGF)
BNYMSMCGF – Class A 11,885,733.632	Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	1,644,114.461	13.8327%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,444,683.453	12.1548%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	659,547.585	5.5491%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	617,426.816	5.1947%

BNYMSMCGF – Class C 1,137,681.973	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	296,681.398	26.0777%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	243,959.145	21.4435%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	152,407.947	13.3964%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	140,908.184	12.3856%
	Raymond James Omnibus For Mutual Funds House Acct Firm 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	65,203.549	5.7313%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	65,086.340	5.7210%
	Charles Schwab & Company Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	58,914.757	5.1785%

BNYMSMCGF – Class I 13,886,131.451	American Enterprise Investment Services 707 2nd Avenue S	2,454,626.866	17.6768%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Minneapolis, MN 55402-2405
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	2,190,484.403	15.7746%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,473,546.087	10.6116%
Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	1,318,681.996	9.4964%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,143,895.467	8.2377%
Merrill Lynch, Pierce, Fenner &	1,100,172.335	7.9228%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	862,022.192	6.2078%
UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	755,807.603	5.4429%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	744,219.875	5.3594%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMSMCGF – Class Y 4,576,274.221	Voya Institutional Trust Co Trustee FBO Core Market Solutions 30 Braintree Hill Office Park Braintree, MA 02184-8747	1,783,655.482	38.9761%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,511,813.680	33.0359%
	State Street Bank and Trust as Trustee and/or Custodian 1 Lincoln Street Boston, MA 02111-2901	609,072.822	13.3094%

BNYMSMCGF – Class Z 3,749,815.832	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	637,654.796	17.0050%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd	277,594.488	7.4029%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Jersey City, NJ 07310-1995

BNY Mellon Investment Funds II
BNY Mellon Global Emerging Markets Fund (BNYMGEMF)
BNYMGEMF – Class A 563,381.031	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	203,369.916	36.0981%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	88,956.239	15.7897%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd	51,745.684	9.1848%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Jersey City, NJ 07310-1995
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	45,359.014	8.0512%
	Gerlach & Co, LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	31,375.000	5.5691%
BNYMGEMF – Class C 78,601.519	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	36,363.290	46.2628%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	23,171.151	29.4793%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,130.519	6.5273%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMGEMF – Class I 9,451,717.446	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	4,683,885.786	49.5559%
	UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,751,527.487	18.5313%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	1,200,720.947	12.7037%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	813,668.794	8.6087%

BNYMGEMF – Class Y 2,933,279.066	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,036,914.243	69.4415%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Gerlach & Co, LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	805,696.000	27.4674%

BNY Mellon Yield Enhancement Strategy Fund (BNYMYESF)
BNYMYESF – Class A 26,405.989	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis, MN 55401-1931	4,948.899	18.7416%
	The Bank Of New York Mellon Cust Rollover Ira FBO Lisa S Dubin Henderson, NV 89014-3554	3,086.004	11.6868%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	2,851.174	10.7975%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,067.598	7.8300%
BNY Mellon Corporation MBC Investments Corporation 103 Bellevue Pkwy Wilmington, DE 19809	2,000.000	7.5740%
The Bank Of New York Mellon Cust Rollover Ira FBO Ellen S Beebe Williamstown, MA 01267-2228	1,805.923	6.8391%
Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	1,690.144	6.4006%
JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	1,442.011	5.4609%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Michael W Hatmaker Fayetteville, PA 17222-9542	1,382.388	5.2351%

BNYMYESF – Class C 14,259.026	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9,365.329	65.6800%
	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	2,893.697	20.2938%
	BNY Mellon Corporation MBC Investments Corporation 103 Bellevue Pkwy Wilmington, DE 19809	2,000.000	14.0262%

BNYMYESF – Class I 1,258,867.985	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,081,912.896	85.9433%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMYESF – Class Y 12,321,244.295	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	12,321,244.295	100%

BNY Mellon Investment Funds III
BNY Mellon Equity Income Fund (BNYMEIF)
BNYMEIF – Class A 11,813,848.742	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	1,031,010.375	8.7271%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	988,292.493	8.3655%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	901,590.861	7.6316%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	881,615.298	7.4626%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	675,489.442	5.7178%
BNYMEIF – Class C 1,437,547.476	Wells Fargo Clearing Services 2801 Market Streett Saint Louis, MO 63103-2523	328,468.434	22.8492%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	232,883.404	16.2000%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund	209,398.211	14.5664%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	147,956.275	10.2923%
UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	127,407.601	8.8628%
Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	107,246.132	7.4604%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	105,322.305	7.3265%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	89,347.964	6.2153%

BNYMEIF – Class I 38,553,620.394	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	11,089,688.201	28.7643%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,285,304.214	13.7090%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5,091,964.911	13.2075%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	3,676,743.524	9.5367%
	Merrill Lynch, Pierce, Fenner & Smith	2,728,606.438	7.0774%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	2,646,257.063	6.8638%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,577,112.985	6.6845%

BNYMEIF – Class Y 884,675.925	Newton Investment Management North America LLC 240 Greenwich Street Floor 6 New York, NY 10007	237,357.217	26.8298%
	DCGT As Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High Street	201,587.368	22.7866%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Des Moines, IA 50392
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	89,928.539	10.1651%
Empower Financial Services Inc. 8515 E Orchard Road Greenwood Village, CO 80111	87,892.442	9.9350%
Voya Retirement Insurance And Annuity Company 1 Orange Way Windsor, CT 06095-4773	84,517.365	9.5535%
State Street Bank And Trust As Trustee and/or Custodian (FBO) ADP Access Product 1 Lincoln St Boston, MA 02111-2901	72,781.189	8.2269%
Ascensus Broker Dealer Services LLC 200 Dryden Rd E	67,639.221	7.6456%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Ste 4000 Dresher, PA 19025-0003

BNY Mellon Global Equity Income Fund (BNYMGEIF)
BNYMGEIF – Class A 3,584,096.637	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	666,115.813	18.5853%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	371,801.836	10.3737%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	351,236.619	9.7999%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	342,810.861	9.5648%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	335,210.618	9.3527%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	327,324.047	9.1327%
	Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	226,281.824	6.3135%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	200,461.759	5.5931%

BNYMGEIF – Class C 245,462.832	American Enterprise Investment Services 707 2nd Avenue S	62,799.200	25.5840%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Minneapolis, MN 55402-2405
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	50,272.550	20.4807%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	50,031.564	20.3825%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	25,160.794	10.2503%
	UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	19,618.118	7.9923%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	13,762.495	5.6068%

BNYMGEIF – Class I 10,333,842.280	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	2,324,138.869	22.4906%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	1,683,207.550	16.2883%
UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,549,083.342	14.9904%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	1,431,726.883	13.8547%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	891,591.596	8.6279%
LPL Financial 4707 Executive	614,350.052	5.9450%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Drive San Diego, CA 92121-3091
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	576,913.432	5.5828%

BNYMGEIF – Class Y 600,335.941	Empower Financial Services Inc. 8515 E Orchard Road Greenwood Village, CO 80111	285,647.534	47.5813%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	261,640.167	43.5823%
	Matrix Trust Company Trustee FBO The James Monroe Wire & Cable Corp. Employees' Profit-Sharing Plan 717 17th Street	37,516.679	6.2493%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Suite 1300 Denver, CO 80202

BNY Mellon High Yield Fund (BNYMHYF)
BNYMHYF – Class A 16,503,231.141	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	1,814,298.956	10.9936%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,415,204.933	8.5753%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	1,226,434.687	7.4315%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	1,206,747.145	7.3122%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	1,190,032.179	7.2109%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,073,482.870	6.5047%
BNYMHYF – Class C 450,292.538	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	249,048.237	55.3081%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	70,806.948	15.7247%
	Hsin Lee Lin TOD Saint Louis, MO 63124-1983	30,082.144	6.6806%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds	23,518.219	5.2229%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995

BNYMHYF – Class I 73,748,534.475	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	58,355,835.297	79.1281%
	BNY Mellon Yield Enhancement Strategy Fund BNY Mellon Investment Adviser, Inc. 2 Hanson Pl Floor 11 Brooklyn, NY 11217-4717	5,230,835.494	7.0928%

BNY Mellon International Bond Fund (BNYMIBF)
BNYMIBF – Class A 1,491,802.467	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	512,616.636	34.3622%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	208,067.276	13.9474%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	125,773.319	8.4310%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	122,632.046	8.2204%
Wells Fargo Clearing Services 2801 Market St	83,217.181	5.5783

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Saint Louis, MO 63103-2523

BNYMIBF – Class C 39,298.240	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	11,357.805	28.9016%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	6,793.715	17.2876%
	UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	6,075.742	15.4606%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	4,965.996	12.6367%
	Raymond James Omnibus For	3,662.780	9.3205%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	3,179.704	8.0912%

BNYMIBF – Class I 6,230,075.884	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4Th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,794,745.486	28.8078%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	764,635.581	12.2733%
	Reliance Trust Company P.O. Box 78446	524,675.236	8.4217%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Atlanta, GA 30357-8446
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	505,131.649	8.1080%
Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	496,720.470	7.9729%
UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	374,760.490	6.0153%
Charles Schwab & Company Inc. 211 Main Street San Francisco CA 94105	334,189.563	5.3641%
Springtrust 17801 Georgia Avenue Olney, MD 20832	331,901.683	5.3274%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMIBF – Class Y 2,468,893.639	SEI Private Trust Company C/O Principal Financial Id 636 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	2,090,223.836	84.6624%
	Wells Fargo Bank NA FBO Omnibus Cash P.O. Box 1533 Minneapolis, MN 55480	333,239.745	13.4975%

BNY Mellon Investment Funds III
BNY Mellon Bond Market Index Fund (BNYMBMIF)
BNYMBMIF – Class I 37,045,524.434	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,225,921.691	35.7018%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	5,106,525.055	13.7845%
	Charles Schwab & Company Inc.	3,268,513.646	8.8230%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	211 Main Street San Francisco, CA 94105
	Mid Atlantic Clearing & Settle 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222	2,297,394.834	6.2015%

BNYMBMIF – Investor Shares 17,575,899.487	VALIC Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	5,843,496.125	33.2472%
	Talcott Resolution Life Insurance C PO Box 5051 Hartford, CT 06102	3,092,721.262	17.5964%
	Empower Financial Services Inc. 8515 E Orchard Road Greenwood Village, CO 80111	1,100,772.826	6.2630%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor	1,052,581.195	5.9888%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	499 Washington Blvd Jersey City, NJ 07310-1995	1,052,581.195	5.9888%

BNY Mellon Floating Rate Income Fund (BNYMFRIF)
BNYMFRIF – Class A 3,009,202.323	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	850,753.173	28.2717%
	American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	673,258.227	22.3733%
	Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	366,301.967	12.1727%
	Wells Fargo Clearing Services 2801 Market St	365,604.927	12.1496%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Saint Louis, MO 63103-2523

BNYMFRIF – Class C 191,383.382	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	89,568.074	46.8003%
	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	57,525.998	30.0580%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	19,038.703	9.9479%
	American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	11,728.265	6.1282%

BNYMFRIF – Class I 37,853,167.840	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	17,488,878.563	46.2019%
	National Financial Services LLC For Exclusive Benefit Of	8,925,936.713	23.5804%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis MN 55402-2405	4,773,088.533	12.6095%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	4,575,062.679	12.0863%

BNYMFRIF – Class Y 31,696,941.684	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	27,820,379.030	87.7699%
	BNY Mellon Yield Enhancement Strategy Fund BNY Mellon Investment Adviser, Inc. 2 Hanson Pl Floor 11 Brooklyn, NY 11217-4717	2,540,657.975	8.0155%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNY Mellon Institutional S&P 500 Stock Index Fund (BNYMISPSIF)
BNYMISPSIF – Class I 27,817,956.110	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456	4,139,084.565	14.8792%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	3,123,082.147	11.2269%
	Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	2,192,235.146	7.8806%
	Fidelity Investments Institutional 100 Magellan Way Covington, KY 41015-1999	1,777,760.824	6.3907%
	Pershing LLC P.O. Box 2052	1,581,367.295	5.6847%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Jersey City, NJ 07303-2052
BNY Mellon Municipal Funds, Inc.
BNY Mellon AMT-Free Municipal Bond Fund (BNYMAFMBF)
BNYMAFMBF – Class A 33,081,638.305	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	3,148,232.211	9.5166%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995 ,	2,764,769.056	8.3574%
	Charles Schwab & Company Inc. 211 Main St	2,725,921.642	8.2400%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	San Francisco, CA 94105
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	2,445,729.887	7.3930%
	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,112,513.235	6.3858%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	2,080,197.297	6.2881%
BNYMAFMBF – Class C 248,573.278	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	59,190.656	23.8122%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	56,544.376	22.7476%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	34,989.356	14.0761%
Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	23,830.704	9.5870%
Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	19,436.413	7.8192%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	18,374.756	7.3921%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	15,316.202	6.1616%

BNYMAFMBF – Class I 23,966,571.365	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,242,601.442	17.7022%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	3,350,973.368	13.9819%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,548,097.676	10.6319%
	American Enterprise Investment Services 707 2Nd Ave S Minneapolis, MN 55402-2405	2,409,998.991	10.0557%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	2,031,874.403	8.4780%
Raymond James Omnibus For Mutual Funds House Acct Firm 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	1,872,467.348	7.8128%
Mac & Co Attn: Mutual Fund Operations 500 Grant St Rm 151-1010 Pittsburgh, PA 15219-2502	1,868,614.353	7.7968%
UBS Wm Usa Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,453,860.555	6.0662%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,198,835.903	5.0021%
BNYMAFMBF – Class Y 7,340,533.529	JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	7,286,349.467	99.2619%

BNYMAFMBF – Class Z 74,588,344.465	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4Th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5,782,165.978	7.7521%
	Charles Schwab & Company Inc. 211 Main St San Francisco, CA	4,986,768.848	6.6857%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	94105

BNY Mellon High Yield Municipal Bond Fund (BNYMHYMBF)
BNYMHYMBF – Class A 5,583,007.107	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	1,860,422.213	33.3229%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	836,397.137	14.9811%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	597,216.950	10.6970%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	452,919.204	8.1125%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	339,765.490	6.0857%
BNYMHYMBF – Class C 404,032.300	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	114,377.660	28.3090%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	87,312.898	21.6104%
	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	64,868.691	16.0553%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	40,891.772	10.1209%
	UBS Wm Usa Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	31,502.998	7.7971%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	22,109.576	5.4722%

BNYMHYMBF – Class I 8,737,237.885	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	2,807,674.259	32.1346%
	Charles Schwab & Company Inc. 211 Main Street	1,672,967.254	19.1476%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	San Francisco, CA 94105
	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	1,032,052.687	11.8121%
	UBS Wm Usa Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	805,354.145	9.2175%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	777,287.558	8.8963%

BNYMHYMBF – Class Y 62,760.173	JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	55,403.190	88.2776%
	Edward D Jones & Co	7,270.702	11.5849%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710

BNYMHYMBF – Class Z 2,955,021.428	Norman V Hoesly & Nancy M Hoesly JTWROS Cambridge, IL 61238-9271	230,707.515	7.8073%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	182,100.818	6.1624%
	Charles F Fromme Jr & Christine Fromme JT TEN Queens Village, NY 11428-1472	176,954.807	5.9883%

BNY Mellon Stock Funds
BNY Mellon International Core Equity Fund (BNYMICEF)
BNYMICEF – Class A 1,073,428.394	National Financial Services LLC For Exclusive Benefit Of	154,464.889	14.3899%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	92,667.436	8.6328%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	66,729.067	6.2164%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	57,062.948	5.3160%

BNYMICEF – Class C	American Enterprise Investment Services	5,169.967	50.8408%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
10,168.927	707 2nd Ave S Minneapolis, MN 55402-2405
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,429.171	14.0543%
	JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	1,394.230	13.7107%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	1,308.931	12.8719%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	719.300	7.0735%
BNYMICEF – Class I 1,231,938.578	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	262,268.465	21.2891%
	Empower Financial Services Inc.	181,459.206	14.7296%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	8515 E Orchard Road Greenwood Village, CO 80111
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	171,229.234	13.8992%
	Newton Investment Management North America LLC 240 Greenwich St Floor 6 Tax Room New York, NY 10007	82,292.793	6.6799%
	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	76,073.890	6.1751%
BNYMICEF – Class Y 11,745.134	DCGT As Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High Street	8,776.049	74.7207%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Des Moines, IA 50392
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,775.489	23.6310%

BNY Mellon Strategic Funds, Inc.
BNY Mellon Active MidCap Fund (BNYMAMCF)
BNYMAMCF – Class A 7,018,378.236	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	578,051.823	8.2363%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	508,936.853	7.2515%

BNYMAMCF – Class C	Pershing LLC P.O. Box 2052	3,446.831	33.3973%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
10,320.689	Jersey City, NJ 07303-2052
	Matrix Trust Company As Agent For Datapath Financial Services 717 17th Street Suite 1300 Denver, CO 80202	1,636.496	15.8565%
	UBS WM USA Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,012.159	9.8071%
	American Enterprise Investment Services 707 2Nd Ave S Minneapolis, MN 55402-2405	920.309	8.9171%
	JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	918.784	8.9024%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Charles Schwab & Company Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	813.935	7.8864%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	701.003	6.7922%

BNYMAMCF – Class I 457,608.643	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	152,265.860	33.2743%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	92,425.949	20.1976%
	Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	42,484.150	9.2839%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	32,147.638	7.0251%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	31,824.059	6.9544%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	25,112.837	5.4878%

BNYMAMCF – Class Y 5,897.432	Joseph Chido Trustee City Of Providence 457 DCP 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	5,800.851	98.3623%

BNY Mellon Global Stock Fund (BNYMGSF)

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMGSF – Class A 1,381,320.889	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	176,500.313	12.7776%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	148,471.104	10.7485%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	126,584.117	9.1640%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	92,738.427	6.7137%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	84,974.248	6.1517%
	Morgan Stanley Smith Barney LLC For The Exclusive	84,586.682	6.1236%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Floor 3 Jacksonville, FL 32246-6484	81,925.512	5.9310%

BNYMGSF – Class C 54,362.462	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	19,661.420	36.1673%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16,278.869	29.9451%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8,828.346	16.2398%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	5,167.449	9.5055%

BNYMGSF – Class I 23,614,388.083	MAC & Co Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	6,526,312.631	27.6370%
	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456	4,481,293.475	18.9770%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,948,013.298	16.7187%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	2,556,913.777	10.8278%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	1,681,030.767	7.1187%
BNYMGSF – Class Y 10,685,635.364	TIAA Trust, N.A. As Cust/Trustee Of Retirement Plans Attn: Fund Operations 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	5,637,383.270	52.7567%
	Sei Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	3,812,570.633	35.6794%
	CAPINCO C/O US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212	828,703.905	7.7553%

BNY Mellon International Stock Fund (BNYMISF)

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMISF – Class A 2,189,209.572	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	499,951.307	22.8371%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	344,849.216	15.7522%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	272,852.591	12.4635%
	MSCS Financial Services LLC 717 17th Street Suite 1300 Denver, CO 80202	201,990.378	9.2266%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit	119,972.912	5.4802%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Of Its Customers Attn Fund Administration 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484
BNYMISF – Class C 242,730.674	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Floor 12 New York, NY 10004-1901	151,365.524	62.3595%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	44,970.745	18.5270%
	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	16,929.104	6.9744%
	American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402-2405	12,246.877	5.0455%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMISF – Class I 120,901,021.697	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	35,318,418.822	29.2127%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	18,797,783.877	15.5481%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	18,094,716.781	14.9666%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8,054,952.201	6.6624%
	Sei Private Trust Mutual Fund Administrator One Freedom Valley	6,954,301.630	5.7521%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Drive Oaks, PA 19456-9989
	UBS Wm Usa Spec Custody A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	6,208,521.295	5.1352%

BNYMISF – Class Y 91,215,594.844	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456	60,982,131.169	66.8549%
	Edward D Jones & Co. For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710	8,771,498.630	9.6162%
	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7,051,036.172	7.7301%
	MSCS Financial Services LLC 717 17th Street Suite 1300 Denver, CO 80202	6,806,460.573	7.4619%

SCHEDULE 3

Name of Fund/Series	Date of Audit Committee and Board Meeting to Approve/Ratify EY or KPMG (as indicated)
BNY Mellon Absolute Insight Funds, Inc. (EY)
BNYMCPF	03/6/2025

BNY Mellon California AMT-Free Municipal Bond Fund, Inc. (EY)	05/7/2025

BNY Mellon Intermediate Municipal Bond Fund, Inc. (EY)	05/7/2025

BNY Mellon Investment Funds I (KPMG)
BNYMGFIF	11/12/2024
BNYMIEF	11/12/2024
BNYMSCVF	11/12/2024
BNYMSMCGF	11/12/2024

BNY Mellon Investment Funds II, Inc. (KPMG)
BNYMGEMF	11/12/2024
BNYMYESF	11/12/2024

BNY Mellon Investment Funds III (KPMG)
BNYMEIF	05/22/2025
BNYMGEIF	11/12/2024
BNYMHYF	11/12/2024
BNYMIBF	11/12/2024

BNY Mellon Investment Funds IV, Inc. (KPMG)
BNYMBMIF	11/12/2024
BNYMFRIF	11/12/2024
BNYMISPSIF	11/12/2024

BNY Mellon Municipal Funds, Inc. (EY)
BNYMAFMBF	08/6/2024
BNYMHYMBF	08/6/2024

BNY Mellon Stock Funds (EY)
BNYMICEF	08/6/2024

BNY Mellon Strategic Funds, Inc. (EY)
BNYMAMCF	11/5/2024
BNYMGSF	11/5/2024
BNYMISF	11/5/2024

SCHEDULE 4
The following is the estimated cost of preparing, printing, and mailing this combined proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card(s), as well as the costs associated with the proxy solicitation.
Name of Fund/Series	Cost
BNY Mellon Absolute Insight Funds, Inc.
BNYMCPF	$87,938

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.	$25,649

BNY Mellon Intermediate Municipal Bond Fund, Inc.	$21,385

BNY Mellon Investment Funds I
BNYMGFIF	$98,782
BNYMIEF	$11,365
BNYMSCVF	$5,201
BNYMSMCGF	$44,939

BNY Mellon Investment Funds II, Inc.
BNYMGEMF	$13,347

BNYMYESF	$8,906

BNY Mellon Investment Funds III
BNYMEIF	$50,232
BNYMGEIF	$9,609
BNYMHYF	$24,072
BNYMIBF	$6,900

BNY Mellon Investment Funds IV, Inc.
BNYMBMIF	$22,500
BNYMFRIF	$25,420
BNYMISPSIF	$55,777

BNY Mellon Municipal Funds, Inc.
BNYMAFMBF	$91,474
BNYMHYMBF	$9,318

BNY Mellon Stock Funds
BNYMICEF	$6,100

BNY Mellon Strategic Funds, Inc.
BNYMAMCF	$46,590
BNYMGSF	$45,863
BNYMISF	$146,829

EXHIBIT A
PART I
Part I sets forth information regarding the Continuing Board Member of each Fund, Board and committee meetings and share ownership.
Information About the Continuing Board Member's Experience, Qualifications, Attributes or Skills.  The Continuing Board Member of each Fund, together with information as to his position with the Fund, principal occupation and other board memberships for the past five years, are shown below.  The address of the Continuing Board Member is 240 Greenwich Street, New York, New York 10286.

Name (Year of Birth) of Continuing Board Member Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (1943)
Chairman of the Board
BNYMAIF (2015)
BNYMCAFMBF (1995)
BNYMIMBF (1995)
BNYMMF (1995)
BNYMSF (2003)
BNYMSFI (1995)
BNYMIFI (2008)
BNYMIFII (2013)
BNYMIFIII (1999)
BNYMIFIV (1999)

	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Mr. DiMartino has been a BNY Mellon Family of Funds Board member for over 25 years.  Additional information about Mr. DiMartino follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that Mr. DiMartino possesses which the Board believes has prepared him to be an effective Board member.
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus

Corporation (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of The Dreyfus Corporation by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
Advisory Board Member of BNYMAIF, BNYMCAFMBF, BNYMIMBF, BNYMMF, BNYMSF and BNYMSFI
Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations.  Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012.  Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes).  He served as a Board member of the Fund until August 2021, and as an emeritus Board member until October 31, 2021.  He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.
Nominees' and the Continuing Board Members' Ownership of Fund Shares.  The table below indicates the dollar range of the Nominees' and the Continuing Board Members' ownership of shares of each Fund and shares of funds in the BNY Mellon Family of Funds in the aggregate, in each case as of December 31, 2024.
Fund	Joseph S. DiMartino	Joan L. Gulley	Alan H. Howard	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley

BNYMAFMBF	None	None	None	None	None	None
BNYMAMCF	None	None	None	None	None	None
BNYMCPF	None	None	None	None	None	None

Fund	Joseph S. DiMartino	Joan L. Gulley	Alan H. Howard	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley
BNYMCAFMBF	None	None	None	None	None	None
BNYMGSF	None	$50,001 – $100,000	None	None	None	None
BNYMHYMBF	None	$50,001 – $100,000	None	None	None	None
BNYMICEF	None	None	None	None	None	None
BNYMIEF	None	None	None	None	None	None
BNYMIMBF	None	None	None	None	None	None
BNYMISF	None	Over $100,000	None	None	None	None
BNYMGFIF	None	None	None	None	None	None
BNYMSCVF	None	None	None	None	None	None
BNYMSMCGF	None	None	None	None	None	None
BNYMGEMF	None	None	None	None	None	None
BNYMYESF	None	None	None	None	None	None
BNYMEIF	None	None	None	None	None	None
BNYMHYF	None	None	None	None	None	None
BNYMIBF	None	None	None	None	None	None
BNYMBMIF	None	None	None	None	None	None
BNYMFRIF	None	None	None	None	None	None
BNYMISPSIF	None	None	None	None	None	None
None
Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	Over $100,000	Over $100,000	$10,001 – $50,000	None	$50,001 – $100,000

Fund	Francine J. Bovich	Andrew J. Donohue	Bradley J. Skapyak	Roslyn M. Watson

BNYMAFMBF	None	None	None	None
BNYMAMCF	None	None	None	None
BNYMCPF	None	None	None	None
BNYMCAFMBF	None	None	None	None
BNYMGSF	None	None	None	None
BNYMHYMBF	None	None	None	None
BNYMICEF	None	None	None	None
BNYMIEF	None	None	None	None
BNYMIMBF	None	None	None	None
BNYMISF	None	None	None	None
BNYMGFIF	None	None	$10,001 - $50,000	None
BNYMSCVF	None	None	$10,001 - $50,000	None
BNYMSMCGF	None	None	$10,001 - $50,000	None
BNYMGEMF	None	None	$10,001 - $50,000	None
BNYMYESF	None	None	None	None
BNYMEIF	None	None	$10,001 - $50,000	None
BNYMGEIF	None	None	$10,001 - $50,000	None
BNYMHYF	None	None	None	None
BNYMIBF	None	None	None	None
BNYMBMIF	None	None	None	None
BNYMFRIF	None	None	$1 - $10,000	None
BNYMISPSIF	None	None	None	None

Fund	Francine J. Bovich	Andrew J. Donohue	Bradley J. Skapyak	Roslyn M. Watson
Aggregate holdings of funds in the BNY Mellon Family of Funds	$50,001 - $100,000	Over $100,000	Over $100,000	$10,001 - $50,000

As of August 22, 2025, none of the Nominees or the Continuing Board Members or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

INFORMATION PERTAINING TO THE BOARD OF EACH FUND
•	The Funds do not have a formal policy regarding Board members' attendance at meetings of shareholders. The Board members did not attend each Fund's most recent shareholder meeting (as applicable).
•
The Continuing Board Members and the Nominees of each Fund (who were Board members at the time) attended at least 75% of the meetings of the Boards and committees of which they were a member held in the last fiscal year.

•	Each Board's audit, nominating, compensation and litigation committees met during the Funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation

BNYMAIF	4	0	0	0
BNYMCAFMBF	4	0	1	0
BNYMIMBF	4	0	1	0
BNYMIFI (9/30 fiscal year end)	3	0	1	0
BNYMIFI (12/31 fiscal year end)	3	0	1	0
BNYMIFII	2	0	0	0
BNYMIFIII (5/31 fiscal year end)	3	0	0	0
BNYMIFIII (10/31 fiscal year end)	2	0	0	0
BNYMIFIII (12/31 fiscal year end)	3	0	1	0
BNYMIFIV (8/31 fiscal year end)	3	0	1	0
BNYMIFIV (10/31 fiscal year end)	2	0	0	0
BNYMMF	4	0	1	0
BNYMSF	4	0	1	0
BNYMSFI (11/30 fiscal year end)	4	0	1	0
BNYMSFI (12/31 fiscal year end)	4	0	1	0

Compensation Table.  The amount of compensation paid each Fund, as applicable, to the Continuing Board Member and advisory Board member, as applicable, for the Fund's last fiscal year, and the aggregate amount of compensation paid to such Continuing Board Member and advisory Board member by all funds in the BNY Mellon Family of Funds for which the Continuing Board Member or advisory Board member was a Board member or advisory Board member, respectively, during 2024, was as follows:

Name of Continuing Board Member and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Board Member (**)

Joseph S. DiMartino
BNYMAIF	$21,115
BNYMCAFMBF	$8,351
BNYMIMBF	$5,867
BNYMIFI (9/30 fiscal year end)	$46,952
BNYMIFI (12/31 fiscal year end)	$55,278
BNYMIFII	$13,158
BNYMIFIII (5/31 fiscal year end)	$18,452
BNYMIFIII (10/31 fiscal year end)	$8,267
BNYMIFIII (12/31 fiscal year end)	$12,232
BNYMIFIV (8/31 fiscal year end)	$16,556
BNYMIFIV (10/31 fiscal year end)	$47,891
BNYMMF	$25,112
BNYMSF	$1,932
BNYMSFI (11/30 fiscal year end)	$99,306
BNYMSFI (12/31 fiscal year end)	$6,379
		$1,090,000 (86)

Name of Advisory Board Member and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Advisory Board Member (**)

Gordon J. Davis†
BNYMAIF	$16,724
BNYMCAFMBF	$6,595
BNYMIMBF	$4,588
BNYMMF	$19,650
BNYMSF	$1,519
BNYMSFI (11/30 fiscal year end)	$78,042
BNYMSFI (12/31 fiscal year end)	$5,016
		$425,200 (39)

_______________________
*  Amounts shown do not include expenses reimbursed to Board members, including the Continuing Board Member of each Fund, for attending Board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2024, for the Funds ranged from $6 to $6,666 ($29,945 for all Funds).
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Continuing Board Member or advisory Board member served as a Board member or advisory Board member, respectively, in 2024.
†   Mr. Davis became an advisory Board member of the funds on November 1, 2021 and receives compensation from the Funds for attending board meetings in an advisory role.

PART II
Part II sets forth information regarding the officers of the Funds.  Each officer of the Funds holds office for an indefinite term until the officer's successor is elected and has qualified.
Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[2]	47
Vice President and Director of the Investment Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023.  He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser.

JAMES WINDELS Treasurer (2001)	66
Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[3]	57
Chief Legal Officer of the Investment Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

SARAH S. KELLEHER Vice President and Secretary (2014)[4]	49
Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	35
Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

LISA M. KING Vice President and Assistant Secretary (2024)	57
Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2005)	60	Senior Managing Counsel of BNY. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
AMANDA QUINN Vice President and Assistant Secretary (2020)	40
Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

DANIEL GOLDSTEIN Vice President (2022)	56
Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023.  He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
JOSEPH MARTELLA Vice President (2022)	48
Vice President of the Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023.  He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERTO G. MAZZEO Assistant Treasurer (2024)	44
Financial Reporting Manager – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

GAVIN C. REILLY Assistant Treasurer (2005)	56	Tax Manager – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
ROBERT SALVIOLO Assistant Treasurer (2007)	58
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2002)	58
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH W. CONNOLLY Chief Compliance Officer (2004)	68
Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021.  He is Chief Compliance Officer of 45 investment companies (comprised of 89 portfolios) managed by the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
CARIDAD M. CAROSELLA Anti-Money Laundering Compliance Officer (2016)	56
Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust.  She is an officer of 41 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

________________
[1]
With respect to BNYMAIF, each officer has held his or her respective position with the fund since 2014, except for Messrs. DiPetrillo, Goldstein, Martella, Mazzeo and Sullivan, and Mses. Carosella, Cunnane and Quinn, whose dates are as shown above.  With respect to BNYMIFI, each officer has held his or her respective position since 2008, except for Messrs. DiPetrillo, Goldstein, Martella and Sullivan and Mses. Carosella, Cunnane, Kelleher and Quinn whose dates are as shown above.  With respect to BNYMIFII, each officer has held his or her respective since 2013, except for Messrs. DiPetrillo, Goldstein, Martella and Sullivan and Mses. Carosella, Cunnane, Kelleher and Quinn, whose dates are as shown above.

[2]	President since January 2021; previously, Vice President.
[3]	Chief Legal Officer since July 2021.
[4]	Secretary since April 2024; previously, Assistant Secretary.

Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.  The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

EXHIBIT B
THE BNY MELLON FAMILY OF FUNDS
Nominating Committee Charter and Procedures

Organization
The Nominating Committee (the "Committee") of each fund in the BNY Mellon Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.
Responsibilities
The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and as Advisory Board Members (as defined below) of the Fund.
Evaluation of Potential Nominees
The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:
•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and
•
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors and Advisory Board Members, the Committee may consider nominees for Independent Director recommended by Fund shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York  10286.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Director and/or Advisory Board Member candidates, including the authority to approve its fees and other retention terms.  The Committee is empowered to cause the Fund to pay the compensation of any search firm or other consultant engaged by the Committee.
Nomination of Directors
After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.
Advisory Board Members
The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members").  An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director (subject to the Committee's evaluation of the factors set forth above for consideration of potential Director nominees) and does not otherwise serve the Fund in any other capacity.  An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Fund.  Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board.  An Advisory Board Member subsequently may be appointed as an Independent Director, or nominated and elected as an Independent Director, at which time he or she shall cease to be an Advisory Board Member.  Any Advisory Board Member may resign at any time.
Review of Charter and Procedures
The Committee shall review the charter and procedures from time to time, as it considers appropriate.

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GRP3-GRP5-PROXY-25

PROXY CARD

BNY | INVESTMENTS

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 290-6433

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

"Trust/Company RIC Name Here"
"Fund Name Here"
240 Greenwich Street
New York, NY 10286

The undersigned shareholder of the BNY Mellon Fund noted above, hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on September 19, 2025, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 9:30 a.m., Eastern Time, on Thursday, November 20, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS/TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2025. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Form(s) of Proxy Card are available at www.bny.com/proxy. Please see the Combined Proxy Statement or call (800) 290-6433 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 290-6433. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

"Trust/Company RIC Name Here"
"FUND NAME HERE"

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR ALL" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect seven Board Members to the Board of Directors/Trustees of the Fund: 1. Francine J. Bovich 2. Andrew J. Donohue 3. Joan L. Gulley 4. Alan H. Howard 5. Bradley J. Skapyak 6. Roslyn M. Watson 7. Benaree Pratt Wiley	O	O	O

*To withhold authority to vote for one or more specific nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

>BNY | INVESTMENTS

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

***VOTER PROFILE*:**

Voter ID: XXXXXXXX   Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX   Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 290-6433

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

"Trust/Company RIC Name Here"
"Fund Name Here"
240 Greenwich Street
New York, NY 10286

The undersigned shareholder of the BNY Mellon Fund noted above, hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest/common stock of the Fund standing in the name of the undersigned at the close of business on September 19, 2025, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:30 a.m., Eastern Time, on Thursday, November 20, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND BOARD OF DIRECTORS/TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2025. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Form(s) of Proxy Card are available at www.bny.com/proxy. Please see the Combined Proxy Statement or call (800) 290-6433 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 290-6433. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID   CUSIP

PROXY CARD

"Trust/Company RIC Name Here"
"FUND NAME HERE"

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR ALL" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect six Board Members to the Board of Directors/Trustees of the Fund: 1. Andrew J. Donohue 2. Joan L. Gulley 3. Alan H. Howard 4. Robin A. Melvin 5. Bradley J. Skapyak 6. Burton N. Wallack	O	O	O

*To withhold authority to vote for one or more specific nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP